Exhibit 99.1

For Immediate Release:

ASG Consolidated LLC and American Seafoods Group LLC

For further information contact:

Brad Bodenman or Amy Humphreys

Phone: 206.374.1515/fax: 206.374.1516

Email to: brad.bodenman@americanseafoods.com or amy.humphreys@americanseafoods.com

Seattle, WA –Tuesday, November 8, 2005 – ASG Consolidated and its wholly-owned subsidiary American Seafoods Group (together, “American Seafoods”) today announced their results for the three and nine months ended September 30, 2005. American Seafoods Group and its subsidiaries conduct substantially all the operations of American Seafoods. As a result, there are only limited differences between the consolidated financial results of the two companies, which are noted herein. Holders of ASG Consolidated’s Senior Discount Notes and American Seafoods Group’s Senior Subordinated Notes are encouraged to review the financial results of each company contained in their respective quarterly reports on Form 10-Q to be filed with the SEC.

Nine Months Ended September 30, 2005 Compared to the Nine Months Ended September 30, 2004

Net sales for the nine months ended September 30, 2005 increased $22.2 million, or 6.2%, to $377.4 million as compared to $355.2 million for the same prior year period. At-sea processing sales increased as a result of higher prices for our pollock surimi and block products, as well as higher sales volumes of hake and yellowfin sole products. Land-based processing sales increased primarily due to higher sales volumes and prices generated from our secondary processed block-cut products and higher prices for our scallop products.

Gross profit for the nine months ended September 30, 2005 increased $6.0 million, or 7.0%, to $91.1 million as compared to $85.1 million for the same prior year period. The increase in gross profit was due primarily to the increases in product sales prices partially offset by an increase in operational costs, such as fuel, freight and purchased fish costs. Gross margin of 24.1% for the nine months ended September 30, 2005 is comparable to the same prior year period gross margin of 24.0%. Gross margins for both the at-sea and land-based segments were in line with the prior year.

Adjusted EBITDA (which pursuant to the American Seafood’s Group’s Credit Agreement is calculated as earnings before net interest expense, income tax benefit or provision, depreciation, amortization, unrealized foreign exchange and other derivatives gains or losses, loss from debt repayment and related write-offs, equity-based compensation, the write-off of certain financing costs and goodwill and other non-cash charges or gains) for the nine months ended September 30, 2005 increased $4.0 million, or 4.3%, to $96.3 million as compared to $92.3 million for the same prior year period. The increase in Adjusted EBITDA was primarily due to the operational factors discussed above, partially offset by higher general and administrative expenses consisting primarily of higher corporate transportation expenses and professional fees.

Net income for ASG Consolidated for the nine months ended September 30, 2005 increased $37.5 million to $46.2 million as compared to $8.7 million for the same prior year period for reasons discussed above and due to the absence in 2005 of write-offs of recapitalization transaction costs and goodwill incurred in 2004. Additionally, during 2005 there was a net increase in gains on foreign exchange and other derivative contracts. These increases are partially offset by interest expense related to the Senior Discount Notes, which were not outstanding during the first three quarters of 2004.

Net income for American Seafoods Group for the nine months ended September 30, 2005 was $57.7 million. The $11.5 million difference in net income between the two companies is comprised substantially of interest expense and amortization of deferred financing costs related to ASG Consolidated’s Senior Discount Notes.

Three Months Ended September 30, 2005 Compared to the Three Months Ended September 30, 2004

Net sales for the three months ended September 30, 2005 increased $7.4 million, or 8.0%, to $100.4 million as compared to $93.0 million during the same prior year period due mainly to higher prices for surimi and block products and higher volumes of hake surimi and pollock block products. Land-based processing sales increased slightly for the third quarter of 2005 primarily due to higher sales prices generated from our scallop products.

Gross profit for the three months ended September 30, 2005 increased $2.6 million, or 13.7%, to $21.4 million as compared to $18.8 million for the same prior year period. The increase in gross profit was due primarily to the increases in product sales prices partially offset by an increase in operational costs, such as fuel, freight and purchased fish costs. Gross margin for the three months ended September 30, 2005 increased to 21.3% as compared to the prior year period gross margin of 20.2%, primarily as a result of the increase in product sales prices and the operational factors discussed above.

Adjusted EBITDA (as defined above) for the three months ended September 30, 2005 increased $2.3 million, or 14.8%, to $17.5 million as compared to $15.3 million for the same prior year period primarily due to the increase in revenue and the operational factors discussed above. This increase was partially offset by higher general and administrative expenses consisting primarily of higher corporate transportation costs and professional fees.

Net income for ASG Consolidated for the three months ended September 30, 2005 increased $22.2 million to $5.9 million as compared to a loss of $16.3 million for the same prior year period for reasons discussed above and due to the absence in 2005 of write-offs of recapitalization transaction costs and goodwill incurred in 2004. Additionally, during the third quarter of 2005 there was a net increase in gains on foreign exchange and other derivative contracts. These increases are partially offset by interest expense related to the Senior Discount Notes, which were not outstanding in the third quarter of 2004.

Net income for American Seafoods Group for the three months ended September 30, 2005 was $9.9 million. The $4.0 million difference in net income between the two companies is comprised primarily of interest expense and amortization of deferred financing costs related to ASG Consolidated’s Senior Discount Notes.

Quarterly Conference Call Information:

American Seafoods will host its conference call in conjunction with the release of its third quarter financial results live on Thursday, November 10th at 10:00 am PST (1:00 pm EST). In order to participate, call (800) 474-8920 and enter access code 9836422. We expect the call to start no later than 10:15 am PST. There will also be a replay of the conference call available for 30 days by dialing (888) 203-1112 and entering access code 9836422.

About American Seafoods

American Seafoods is a leader in the harvesting, processing, preparation and supply of quality seafood. Harvesting a variety of fish species, the Company processes seafood into an array of finished products, both on board its state-of-the-art fleet of vessels and at its HACCP-approved production facilities located in both Massachusetts and Alabama. The Company produces a diverse range of fillet, surimi, roe and block product offerings, made from Alaska pollock, Pacific cod, sea scallops, and U.S. farm raised catfish. Finished products are sold worldwide through an extensive global distribution and customer support network. From the ocean to the plate, American Seafoods has established a global sourcing, selling, marketing and distribution network bringing quality seafood to consumers worldwide. For more information, please visit us at www.americanseafoods.com.

This press release contains forward-looking statements. The words “will,” “believes,” “anticipates,” “intends,” “estimates,” “expects,” “projects,” “plans,” or similar expressions are intended to identify forward-looking statements. All statements in this press release other than statements of historical fact, including statements which address our strategy, future operations, future financial position, estimated sales, projected costs, prospects, plans and objectives of management and events or developments that the Company expects or anticipates will occur, are forward-looking statements. All forward-looking statements speak only as of the date on which they are made. They rely on a number of assumptions concerning future events and are subject to a number of risks and uncertainties, many of which are outside of the Company’s control and could cause actual results to differ materially from such statements.

ASG Consolidated LLC

Financial Highlights

(Unaudited, dollars in thousands)

	As of and for the Nine Months Ended September 30,
	2004	2005	Change
Statement of Operations Data:
Net sales	$355,175	$377,356	5.6%
Cost of sales, including depreciation expense of $25,955 and $27,406, respectively	245,961	261,319
Shipping & Handling	24,056	24,919

Total Cost of Sales	270,017	286,238

Gross profit	85,158	91,118	5.1%
Gross margin	24.0%	24.1%
Selling, general and administrative expenses	21,623	30,191
Depreciation and amortization (1)	2,320	2,377
Goodwill impairment	7,171	—

Operating income	54,044	58,550	1.1%
Interest expense, net	(28,744)	(43,173)
Foreign exchange gains, net	3,762	18,717
Other derivatives gains (losses), net	(1,162)	13,084
Write off of recapitalization transaction costs	(18,948)	—
Other expense, net	(249)	(1,000)

Net income	$8,703	$46,178	61.2%

Adjusted EBITDA calculations:
Net income	$8,703	$46,178
Interest expense, net	28,744	43,173
Income tax provision	32	30
Depreciation and amortization	28,275	29,783
Unrealized losses (gains) on derivatives, net	3,782	(23,588)
Equity-based compensation expense (benefit)	(3,334)	996
Other	13	(225)
Goodwill impairment	7,171	—
Writeoff of recapitalization transaction costs	18,948	—

Adjusted EBITDA (2)	$92,334	$96,347	2.3%

Adjusted EBITDA margin	26.0%	25.5%
Other Data:
Capital expenditures	$10,914	$13,169
Pollock production (metric tons)	89,155	92,890
Pollock sales (metric tons)	74,279	65,641
Reconciliation of adjusted EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$43,034	$34,858
Interest expense, net	28,744	43,173
Net change in operating assets and liabilities	24,398	33,929
Amortization of deferred financing costs in interest expense	(3,959)	(4,429)
Amortization of debt discounts in interest expense	—	(11,120)
Other	117	(64)

Adjusted EBITDA	$92,334	$96,347

(1)	Amortization of intangibles and depreciation of other assets.

(2)	Adjusted EBITDA is not a measure of operating income, operating performance or liquidity under generally accepted accounting principles. We include Adjusted EBITDA because we understand it is used by some investors to determine a company’s historical ability to service indebtedness and fund ongoing capital expenditures, and because certain covenant measures in our note indenture and credit agreement are based upon Adjusted EBITDA. In addition, it should be noted that companies calculate Adjusted EBITDA differently and, therefore, Adjusted EBITDA presented by us may not be comparable to Adjusted EBITDA as reported by other companies.

	December 31, 2004	September 30, 2005
Selected Balance Sheet Data:
Cash and cash equivalents	$1,577	$6,046
Accounts receivable, trade	38,042	34,252
Inventories	50,647	104,689
Property, vessels and equipment, net	198,335	179,134
Cooperative rights, other intangibles and goodwill, net	120,713	118,750
Total assets	463,139	514,993
Total debt	608,805	605,549

American Seafoods Group LLC

Financial Highlights

(Unaudited, dollars in thousands)

	As of and for the Nine Months Ended September 30,
	2004	2005	Change
Statement of Operations Data:
Net sales	$355,175	$377,356	6.2%
Cost of sales, including depreciation expense of $25,955 and $27,406, respectively	245,961	261,319
Shipping & Handling	24,056	24,919

Total Cost of Sales	270,017	286,238

Gross profit	85,158	91,118	7.0%
Gross margin	24.0%	24.1%
Selling, general and administrative expenses	21,623	30,187
Depreciation and amortization (1)	2,320	2,377
Goodwill impairment	7,171	—

Operating income	54,044	58,554	8.3%
Interest expense, net	(28,744)	(31,638)
Foreign exchange gains, net	3,762	18,717
Other derivatives gains (losses), net	(1,162)	13,084
Write off of recapitalization transaction costs	(18,948)	—
Other expense, net	(249)	(1,000)

Net income	$8,703	$57,717	563.2%

Adjusted EBITDA calculations:
Net income	$8,703	$57,717
Interest expense, net	28,744	31,638
Income tax provision	32	30
Depreciation and amortization	28,275	29,783
Unrealized losses (gains) on derivatives, net	3,782	(23,588)
Equity-based compensation expense (benefit)	(3,334)	996
Other	13	(225)
Goodwill impairment	7,171	—
Writeoff of recapitalization transaction costs	18,948	—

Adjusted EBITDA (2)	$92,334	$96,351	4.3%

Adjusted EBITDA margin	26.0%	25.5%
Other Data:
Capital expenditures	$10,914	$13,169
Pollock production (metric tons)	89,155	92,890
Pollock sales (metric tons)	74,279	65,641
Reconciliation of adjusted EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$43,034	$34,865
Interest expense, net	28,744	31,638
Net change in operating assets and liabilities	24,262	33,927
Amortization of deferred financing costs in interest expense	(3,959)	(4,015)
Other	253	(64)

Adjusted EBITDA	$92,334	$96,351

(1)	Amortization of intangibles and depreciation of other assets.

(2)	Adjusted EBITDA is not a measure of operating income, operating performance or liquidity under generally accepted accounting principles. We include Adjusted EBITDA because we understand it is used by some investors to determine a company’s historical ability to service indebtedness and fund ongoing capital expenditures, and because certain covenant measures in our note indenture and credit agreement are based upon Adjusted EBITDA. In addition, it should be noted that companies calculate Adjusted EBITDA differently and, therefore, Adjusted EBITDA presented by us may not be comparable to Adjusted EBITDA as reported by other companies.

	December 31, 2004	September 30, 2005
Selected Balance Sheet Data:
Cash and cash equivalents	$740	$5,799
Accounts receivable, trade	38,042	34,252
Inventories	50,647	104,689
Property, vessels and equipment, net	198,335	179,134
Cooperative rights, other intangibles and goodwill, net	120,713	118,750
Total assets	458,078	510,353
Total debt	481,122	466,746

ASG Consolidated LLC

Financial Highlights

(Unaudited, dollars in thousands)

	For the Quarter Ended September 30,
	2004	2005	Change
Statement of Operations Data:
Net sales	$92,986	$100,403	8.0%
Cost of sales, including depreciation expense of $4,181 and $5,286, respectively	66,845	71,187
Shipping & Handling	7,325	7,815

Total Cost of Sales	74,170	79,002

Gross profit	18,816	21,401	13.7%
Gross margin	20.2%	21.3%
Selling, general and administration expenses	3,303	9,083
Depreciation and amortization (1)	792	771
Goodwill impairment	7,171	—

Operating income	7,550	11,547	52.9%
Interest expense, net	(9,502)	(14,572)
Foreign exchange gains, net	5,850	4,940
Other derivatives gains (losses), net	(1,162)	4,499
Write off of recapitalization transaction costs	(18,948)	—
Other	(41)	(459)

Net income (loss)	$(16,253)	$5,955

Adjusted EBITDA calculations:
Net income (loss)	$(16,253)	$5,955
Interest expense, net	9,502	14,572
Income tax provision	19	13
Depreciation and amortization	4,973	6,057
Unrealized gains on derivatives, net	(5,211)	(8,686)
Equity-based compensation benefit	(3,900)	(160)
Other	13	(225)
Goodwill impairment	7,171	—
Writeoff of recapitalization transaction costs	18,948	—

Adjusted EBITDA (2)	$15,262	$17,526	14.6%

Adjusted EBITDA margin	16.4%	17.5%
Other Data (quarter ended):
Capital expenditures	$1,994	$2,037
Pollock production (metric tons)	43,065	47,609
Pollock sales (metric tons)	24,108	21,009
Reconciliation of adjusted EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$(17,324)	$(21,512)
Interest expense, net	9,502	14,572
Net change in operating assets and liabilities	24,318	29,993
Amortization of deferred financing costs in interest expense	(1,304)	(1,473)
Amortization of debt discounts in interest expense	—	(3,838)
Other	70	(216)

Adjusted EBITDA	$15,262	$17,526

American Seafoods Group LLC

Financial Highlights

(Unaudited, dollars in thousands)

	For the Quarter Ended September 30,
	2004	2005	Change
Statement of Operations Data:
Net sales	$92,986	$100,403	8.0%
Cost of sales, including depreciation expense of $4,181 and $5,286, respectively	66,845	71,187
Shipping & Handling	7,325	7,815

Total Cost of Sales	74,170	79,002

Gross profit	18,816	21,401	13.7%
Gross margin	20.2%	21.3%
Selling, general and administration expenses	3,303	9,083
Depreciation and amortization (1)	792	771
Goodwill impairment	7,171	—

Operating income	7,550	11,547	52.9%
Interest expense, net	(9,502)	(10,598)
Foreign exchange gains, net	5,850	4,940
Other derivatives gains (losses), net	(1,162)	4,499
Write off of recapitalization transaction costs	(18,948)	—
Other expense, net	(41)	(459)

Net income (loss)	$(16,253)	$9,929

Adjusted EBITDA calculations:
Net income (loss)	$(16,253)	$9,929
Interest expense, net	9,502	10,598
Income tax provision	19	13
Depreciation and amortization	4,973	6,057
Unrealized gains on derivatives, net	(5,211)	(8,686)
Equity-based compensation benefit	(3,900)	(160)
Other	13	(225)
Goodwill impairment	7,171	—
Writeoff of recapitalization transaction costs	18,948	—

Adjusted EBITDA (2)	$15,262	$17,526	14.8%

Adjusted EBITDA margin	16.4%	17.5%
Other Data (quarter ended):
Capital expenditures	$1,994	$2,037
Pollock production (metric tons)	43,065	47,609
Pollock sales (metric tons)	24,108	21,009
Reconciliation of adjusted EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$(17,324)	$(21,502)
Interest expense, net	9,502	10,598
Net change in operating assets and liabilities	24,318	29,984
Amortization of deferred financing costs in interest expense	(1,304)	(1,339)
Other	70	(216)

Adjusted EBITDA	$15,262	$17,526